Exhibit 32b

LNB Bancorp, Inc.

Exhibit to Form 10-Q

(For the three months ended March 31, 2004)

Exhibit Number (32(b))

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ENACTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of LNB Bancorp, Inc. (the “Corporation”) on Form 10-Q for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Terry M. White, Executive Vice President, Chief Financial Officer and Corporate Secretary of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Terry M. White

Terry M. White
Executive Vice President,
Chief Financial Officer and
Corporate Secretary
April 30, 2004